UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

CISCO SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 7, 2011.

CISCO SYSTEMS, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: October 10, 2011

Date: December 7, 2011 Time: 10:00 a.m. Pacific Time Location: Santa Clara Convention Center 5001 Great America Parkway Santa Clara, CA 95054

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of Annual Meeting and Proxy Statement and the Annual Report for the year ended July 30, 2011

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Shareholders may also request paper or e-mail copies of the proxy materials for all future meetings. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 23, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: You may choose to attend, and vote in person at, the Annual Meeting of Shareholders. A ballot will be provided to shareholders of record who attend the Meeting and wish to vote in person. Many shareholder meetings have admission requirements. Please check the proxy materials available online for any special requirements for admission, as well as directions on how to get to the Meeting location.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote

FOR Proposals 1, 2 and 3:

1.	Election of Directors 2. Approval of Amendment and Restatement of the Cisco 2005

Stock Incentive Plan.

Nominees:

1a.	Carol A. Bartz 3. Approval, on an advisory basis, of executive compensation.
1b.	M. Michele Burns The Board of Directors recommends you vote for 1 YEAR on Proposal 4:

4.	Recommendation, on an advisory basis, on the frequency
1c.	Michael D. Capellas of executive compensation votes.

The Board of Directors recommends you vote FOR

1d.	Larry R. Carter Proposal 5:
5.	Ratification of PricewaterhouseCoopers LLP as Cisco's

independent registered public accounting firm for fiscal 2012.

1e.	John T. Chambers

The Board of Directors recommends you vote AGAINST

1f.	Brian L. Halla Proposals 6, 7 and 8 submitted by shareholders:
6.	Approval to amend Cisco's bylaws to establish a Board

Committee on Environmental Sustainability.

1g.	Dr. John L. Hennessy
7.	Approval to require the Board to publish Internet

Fragmentation Report to shareholders within six months.

1h.	Richard M. Kovacevich
8.	Approval to require that Cisco executives retain a significant
1i.	Roderick C. McGeary percentage of stock until two years following termination.
1j.	Arun Sarin To act upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.

1k.	Steven M. West
1l.	Jerry Yang

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